Exhibit 10.14

Execution

AMENDMENT NO. 2

TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made as of the 17th day of April, 2008 (the “Effective Date”), between L.M. BERRY AND COMPANY, a Georgia corporation (“Seller”), and LOCAL INSIGHT REGATTA HOLDINGS, INC., a Delaware corporation (“Purchaser”).

RECITALS:

A.

Seller and Purchaser are parties to that certain Asset Purchase Agreement dated as of February 1, 2008, as amended by that certain Amendment No. 1 to Asset Purchase Agreement dated as of April 11, 2008 (as so amended, the “Purchase Agreement”).

B.	Seller and Purchaser desire to amend and modify the Purchase Agreement as set out in this Amendment.

NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used in but not defined in this Amendment shall have the respective meanings ascribed thereto as set forth in the Purchase Agreement.

2. Amendment of Section 1.7(a) of the Purchase Agreement. The definition of “Disputed CT Receivable Amount” appearing as item (vii) of Section 1.7(a) of the Purchase Agreement is hereby amended by deleting such definition and inserting in lieu thereof the following:

“Disputed CT Receivable Amount” shall mean (I) $2,318,867.00, plus (II) plus any amounts actually paid pursuant to Section 5 of that certain Settlement Agreement dated April 16, 2008 (the “Settlement Agreement”) between Seller and CenturyTel Service Group, LLC, a Louisiana limited liability company (“CenturyTel”), by or on behalf of Seller to CenturyTel on or prior to 11:59 p.m. Eastern time on the Business Day before the Closing Date, less (III) the amount relinquished by Seller pursuant to Section 2 of the Settlement Agreement, and less (IV) any payments actually received by Seller from CenturyTel in respect of the Disputed CT Receivable on or after the Effective Time of this Amendment and on or prior to 11:59 p.m. Eastern time on the Business Day before the Closing Date; provided that Seller has made the journal entries relating to any of items (II), (III) or (IV).”

3. Amendment of Page 1 of Schedule 1.7(a) to the Purchase Agreement. Footnote 3 appearing on Page 1 of Schedule 1.7(a) to the Purchase Agreement is hereby amended by deleting the text of such footnote in its entirety and inserting in lieu thereof the phrase “Disputed CT Receivable Amount as defined in the Section 1.7(a) of the Asset Purchase Agreement.”

4. Amendment of Page 3 of Schedule 1.7(a) to the Purchase Agreement. A new Footnote 3 is added to Page 3 of Schedule 1.7(a) as follows: “Any liability accrued to reflect a payment obligation to Century pursuant to the Settlement Agreement, if any, will be excluded from the actual CWC (which accrued liability will be paid by Seller).”

5. Effective Date. This Amendment shall become effective on the Effective Date.

6. No Other Amendments. Except as expressly amended and modified herein, the Purchase Agreement shall continue in full force and effect in accordance with its terms.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. It shall not be necessary that any single counterpart hereof be executed by all parties so long as at least one counterpart hereof is executed by each of the parties hereto.

8. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the parties hereto have executed or have caused this Amendment to be executed by a duly authorized officer or Authorized Representative as of the date first above written.

L.M. BERRY AND COMPANY

By:	/s/ Daniel J. Graham
Daniel J. Graham
President and Chief Executive Officer

[Signature Page to Amendment No. 2 to Asset Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed or have caused this Amendment to be executed by a duly authorized officer or Authorized Representative as of the date first above written.

LOCAL INSIGHT REGATTA HOLDINGS, INC.

By:	/s/ John S. Fischer
John S. Fischer
General Counsel and Secretary

[Signature Page to Amendment No. 2 to Asset Purchase Agreement]